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  COHEN & STEERS
  REALTY INCOME FUND
  757 THIRD AVENUE
  NEW YORK, NY 10017                             [LOGO]


                                           ---------------------
                                             QUARTERLY REPORT
                                               MARCH 31, 1998



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                     COHEN & STEERS REALTY INCOME FUND, INC.

April 15, 1998

To Our Shareholders:

     We are pleased to submit to you our report for Cohen & Steers Realty Income Fund Inc. for the quarter ended March 31, 1998. The net asset value per share at that date was $10.89. In addition, a regular quarterly dividend of $0.17 was declared for shareholders of record on March 27, 1998 and paid on April 15, 1998.

INVESTMENT REVIEW

     For the quarter ended March 31, 1998, the Fund's total return, based on income and change in net asset value was -0.2%. This performance compares favorably to the NAREIT Equity REIT Index total return of -0.5%.

     The first quarter of 1998 was without question one of the most rewarding for investors at large, yet the most challenging ever for owners of REIT shares. The economy continued to defy consensus expectations of a slowdown, growing steadily while inflation remained nearly nonexistent. Interest rates remained quite stable, with long-term rates remaining at their lowest levels in decades. The stock market set record after record, turning in its best first quarter performance in a decade, with nearly every sector fully participating.

     The real estate recovery continued to gather steam and the fundamentals for REITs remained strong. Industry participants in general posted healthy earnings growth for the fourth quarter of 1997 with most reporting positive earning surprises. There are, as well, expectations of continued strong profit growth for REITs in the first quarter of 1998 and the remainder of the year. In this ideal environment, however, REITs as a group managed to decline in price, despite a sharp rally at the end of March. Lagging the S&P 500 Index by nearly 15 percentage points, REITs underperformed the stock market by the widest margin ever for a single quarter. In a reversal of recent trends, the worst performing groups were the Office and Hotel sectors, while the best performers were the more defensive Apartment and Self Storage sectors.

     We believe that the poor performance of REITs on both an absolute and relative basis can be traced to three conditions that, we also believe, have been favorably resolved. First, there had been an oversupply of shares created by a surge of equity offerings by many companies, particularly during January and February. In the quarter, over $5 billion of new equity was sold. With REITs having committed to a substantial amount of property acquisitions, their need for equity capital temporarily exceeded the market's demand, causing a decline in price. However, that decline brought most stocks down to a level where managements became unwilling to issue equity due to possible dilution. As a result, the potential near-term supply of equity offerings diminished significantly, thereby relieving the pressure on prices.

     The second issue relates to the introduction of legislation that would have potentially curtailed the growth of the REIT industry by making corporate or property acquisitions more costly. The specter of such potential legislation understandably made many investors wary of this sector. Fortunately, this situation was largely resolved when the only measure to reach Congress was one which will affect so-called 'paired share' REITs. Our current understanding is that this measure will alter the rules under which they operate and require the five companies that have this structure to adopt alternative strategies with respect to the structuring of future acquisitions. The Fund owns shares of one such company, Meditrust Corp. We consider it to be an excellent value at the current price and we are confident that it will not experience a significant slowing of its growth rate. Most importantly, the

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                     COHEN & STEERS REALTY INCOME FUND, INC.
fact that this was the only measure to be seriously considered by Congress dissipates a cloud of uncertainty that would have overhung the REIT market for much of 1998.

     The third and more complex issue is that there has been a change in sentiment regarding the state of real estate markets in general and the prospects for continued strong REIT earnings growth. It is clear that property prices have risen dramatically in recent years as health has finally been restored to the real estate industry. While most REITs continue to report outstanding earnings, many markets have reached equilibrium, whereby rent growth is likely to moderate and new construction is likely to become more pervasive. In short, looking past what is shaping up to be a very strong year in 1998, the market appears to be discounting a slowing of the current unsustainable high rate of earnings growth in 1999 and beyond. This has precipitated a contraction of earnings multiples for almost all REITs.

INVESTMENT OUTLOOK

     As the real estate, economic and stock market cycles age, securities that meet the Fund's investment criteria should gain favor. Current income, earnings predictability, low valuations and stable growth are traits of the companies held in the Fund, and, in our opinion they should perform well in the current environment. The majority of securities in the Fund have current dividend yields exceeding 7.0%, which compares to the average equity REIT yield of 5.5% and the S&P 500 yield of 1.6%. We feel these attractive current yields act as a support level for share prices of many companies in the portfolio.

     One of the Fund's largest sector weighting, the Health Care Sector, highlights this investment strategy. This group of eight companies primarily owns investments in retirement housing such as nursing homes and assisted living care facilities. Fundamentals of these properties remain strong with demand meeting or exceeding supply in most regions of the country. State regulations governing development have served to reduce operating volatility in this sector. This positive fundamental environment has led to very consistent, mid-to-high single digit earnings growth. The group's current attractive valuation level, coupled with healthy dividend yields should produce good investment results, in our opinion.

     The current valuation level of REITs appears to have discounted a maturing real estate cycle. REIT valuation levels versus the S&P 500 are at their most attractive levels ever, as measured by price-to-earnings multiples. Relative performance for REITs should improve based on their sizable yield advantage as well as the expectation for healthy dividend growth. Dividend growth is supported by the combination of double digit earnings per share growth and payout ratios that are approaching the minimum required by REIT regulations. Further, the industry's conservative use of leverage by historic norms will allow for advantageous access to attractively priced debt capital.

     Rising property values, coupled with falling REIT share prices, have led to instances of real estate being cheaper on Wall Street than on Main Street. As a result, the Fund continues to focus on companies that are trading at or below their real estate value. In the first quarter, one company in the Fund's portfolio, Price REIT, agreed to be acquired by another REIT, the Rouse Co. Our expectation is that consolidation in the REIT industry will continue, creating additional shareholder value in the process.

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                     COHEN & STEERS REALTY INCOME FUND, INC.

     Many companies in the Fund continue to have ample internal growth prospects as well as plentiful acquisition opportunities. In addition, as active portfolio managers we have the ability to take advantage of the asynchronous cycles of different property types and geographic regions of the country. We continue to believe that the transformation of the real estate industry to one that is dominated by public companies is still in its infancy, and will bring substantial rewards to investors in the leading companies.

Sincerely,

                        MARTIN COHEN                       ROBERT H. STEERS
                        MARTIN COHEN                       ROBERT H. STEERS
                        President                          Chairman

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                     COHEN & STEERS REALTY INCOME FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 1998 (UNAUDITED)

                                                                                    NUMBER
                                                                                   OF SHARES            VALUE
                                                                                   ---------         -----------
EQUITIES                                                            102.62%
  COMMON STOCK                                                       96.61%
     APARTMENT/RESIDENTIAL                                            8.91%
          Camden Property Trust, $2.25, Series A (Convertible Preferred)...          24,000          $   609,000
          Charles E. Smith Residential Realty..............................          12,500              415,625
          Colonial Properties Trust........................................          31,400              998,912
          Summit Properties, Inc...........................................          40,700              819,088
                                                                                                     -----------
                                                                                                       2,842,625
                                                                                                     -----------
     DIVERSIFIED                                                      6.83%
          Entertainment Properties Trust...................................          33,000              647,625
          Pacific Gulf Properties..........................................          66,800            1,532,225
                                                                                                     -----------
                                                                                                       2,179,850
                                                                                                     -----------
     HEALTH CARE                                                     24.63%
          American Health Properties.......................................          59,500            1,576,750
          ElderTrust.......................................................          48,300              863,362
          Health Care Property Investors...................................          17,300              639,019
          Health Care REIT.................................................          35,900              987,250
          Healthcare Realty Trust..........................................           5,700              161,025
          Meditrust Corp...................................................          46,800            1,444,950
          Nationwide Health Properties.....................................          15,000              375,000
          Omega Healthcare Investors.......................................          46,300            1,805,700
                                                                                                     -----------
                                                                                                       7,853,056
                                                                                                     -----------
     HOTEL                                                            1.85%
          Innkeepers USA Trust.............................................          36,000              589,500
                                                                                                     -----------
     INDUSTRIAL                                                       5.40%
          EastGroup Properties.............................................          45,800              944,625
          First Industrial Realty Trust....................................          21,600              777,600
                                                                                                     -----------
                                                                                                       1,722,225
                                                                                                     -----------
     OFFICE                                                           3.67%
          Brandywine Realty Trust..........................................          33,400              795,337
          Tower Realty Trust...............................................          15,200              374,300
                                                                                                     -----------
                                                                                                       1,169,637
                                                                                                     -----------

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                     COHEN & STEERS REALTY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 1998 (UNAUDITED)

                                                                                    NUMBER
                                                                                   OF SHARES            VALUE
                                                                                   ---------         -----------
     OFFICE/INDUSTRIAL                                                8.81%
          Prime Group Realty Trust, 144A...................................          33,000          $   640,200
          TriNet Corporate Realty Trust....................................          56,600            2,168,488
                                                                                                     -----------
                                                                                                       2,808,688
                                                                                                     -----------
     SHOPPING CENTER                                                 36.51%
       COMMUNITY CENTER                                              27.27%
          Alexander Haagen Properties......................................          55,400              927,950
          Bradley Real Estate..............................................          55,500            1,158,563
          Glimcher Realty Trust............................................          77,000            1,684,375
          Mid-America Realty Investments...................................         111,200            1,153,700
          Mid-Atlantic Realty Trust........................................          34,100              464,612
          Pan Pacific Retail Properties....................................          29,000              634,375
          Pennsylvania REIT................................................          55,500            1,359,750
          Saul Centers.....................................................          39,700              717,081
          Sizeler Property Investors.......................................          26,900              297,581
          Western Investment Real Estate Trust.............................          20,000              298,750
                                                                                                     -----------
                                                                                                       8,696,737
                                                                                                     -----------
       FACTORY OUTLET CENTER                                          5.97%
          Horizon Group....................................................         119,700            1,473,806
          Tanger Factory Outlet Centers....................................          14,700              428,138
                                                                                                     -----------
                                                                                                       1,901,944
                                                                                                     -----------
       REGIONAL MALL                                                  3.27%
          CBL & Associates Properties......................................           8,500              208,250
          JP Realty........................................................          19,400              492,275
          Taubman Centers, Inc.............................................          26,300              343,544
                                                                                                     -----------
                                                                                                       1,044,069
                                                                                                     -----------
          TOTAL SHOPPING CENTER............................................                           11,642,750
                                                                                                     -----------
               TOTAL COMMON STOCK (Identified cost -- $26,056,806).........                           30,808,331
                                                                                                     -----------
PREFERRED STOCK                                                      6.01 %
     Apartment Investment & Management Co., 9.00%, Series C................          29,000              728,625
     Crown American Realty Trust, 11.00%, Series A.........................          22,100            1,186,494
                                                                                                     -----------
               TOTAL PREFERRED STOCK (Identified cost -- $1,842,806).......                            1,915,119
                                                                                                     -----------
TOTAL INVESTMENTS (Identified cost -- $27,899,612) .............   102.62 %                           32,723,450
LIABILITIES IN EXCESS OF OTHER ASSETS ...........................   (2.62)%                             (834,603)
                                                                    -----                            -----------
NET ASSETS (Equivalent to $10.89 per share based on
   2,928,895 shares of capital stock outstanding)  .............   100.00 %                          $31,888,847
                                                                   ------                            -----------
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

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                     COHEN & STEERS REALTY INCOME FUND, INC.
                            FINANCIAL HIGHLIGHTS'D'
                           MARCH 31, 1998 (UNAUDITED)

                                                                                                    NET ASSET VALUE
                                                                       TOTAL NET ASSETS                PER SHARE
                                                                  --------------------------      -------------------
NET ASSET VALUE:
Beginning of period: 12/31/97................................                    $32,104,731                  $ 11.08
     Net investment income...................................     $ 471,313                       $ 0.16
     Net realized and unrealized gain on
       investments...........................................      (545,469)                       (0.18)
     Distributions from net investment income................      (497,912)                       (0.17)
                                                                                                  ------
     Distributions reinvested................................       356,184
                                                                  ---------
Net decrease in net asset value..............................                       (215,884)                   (0.19)
                                                                                 -----------                  -------
End of period: 3/31/98.......................................                    $31,888,847                  $ 10.89
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

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'D'Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                                  KEY INFORMATION

For general information                                   AMERICAN STOCK EXCHANGE SYMBOL: RIF
and weekly net asset value
call 800-437-9912

                                REINVESTMENT PLAN
       We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

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                     COHEN & STEERS REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

Jeffrey H. Lynford
Director

Willard H. Smith
Director

Elizabeth O. Reagan
Vice President

Adam Derechin
Vice President and
Assistant Treasurer

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, New York 10017
(212) 832-3232

FUND ADMINISTRATOR AND TRANSFER AGENT
Chase Global Funds Services Co.
73 Tremont Street
Boston, Massachusetts 02108
(800) 437-9912

CUSTODIAN
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081

LEGAL COUNSEL
Dechert Price & Rhoads
30 Rockefeller Plaza
New York, New York 10112

American Stock Exchange Symbol: RIF

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

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                           STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as....................................`D'